Exhibit 10.11

EXECUTION VERSION

FINANCED CONDITIONAL NOVATION AGREEMENT

THIS FINANCED CONDITIONAL NOVATION AGREEMENT, dated as of January 23, 2020 (this “Agreement”) is entered into among BRISTOW GROUP INC., a Delaware corporation (“Transferor”), ERA GROUP INC., a Delaware corporation (“Transferee”), and PK AIRFINANCE S.À R.L., a company organized and existing under the applicable laws of Luxembourg, having its registered office at 6-d route de Trèves, L-2633 Senningerberg, Luxembourg, in its capacity as security trustee (the “Remaining Party”) under the Credit Agreement (as defined below).

RECITALS

WHEREAS, Transferor executed and delivered to the Remaining Party that certain Guarantee, dated as of July 17, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee”), which is set forth in Schedule 1 hereto and was made in respect of that certain Credit Agreement of even date therewith (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Bristow Equipment Leasing Ltd., as the borrower, PK AirFinance S.à r.l,, as agent, the Remaining Party, as security trustee, and the financial institutions named therein as lenders in respect of the financing or refinancing, as the case may be, of the Aircraft listed in Schedule 2 hereto (capitalized words used herein and not otherwise defined having the meanings assigned to such terms in the Guarantee).

WHEREAS, upon the consummation of that certain Agreement and Plan of Merger of even date herewith by and among Transferee, Ruby Redux Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Transferor (the “Merger Agreement”), each of Transferor and Transferee desires that the Remaining Party (acting on the instructions of all of the Lenders) (1) waives compliance with the requirements of Section 4.6 of the Guarantee, and (2) agrees in accordance with Section 8.4 of the Guarantee, and in consideration for such waiver and agreement and other valuable consideration, that Transferor transfer by novation to Transferee, and Transferee accept (on the terms set forth herein) the transfer by novation of, all the rights, duties, liabilities and obligations of Transferor under and in respect of the Guarantee, in exchange for Transferee’s assumption of the same duties, liabilities and obligations; and

WHEREAS, the parties hereto desire to enter into this Agreement as of the date hereof (the “Effective Date”) prior to the date of the consummation of the transaction contemplated by the Merger Agreement (the “Novation Date”), in order to establish the process for and conditions under which such novation shall occur;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby irrevocably agree as follows:

1.    Novation and Transfer. With effect from and including the Novation Date:

a.
Transferor transfers by novation to Transferee, and Transferee accepts the transfer by novation of, all the rights, duties, liabilities and obligations of Transferor, regardless of whether such rights, duties, liabilities or obligations occurred or existed prior to, or occur or exist after, the Novation Date, and the Remaining Party accepts Transferee as its sole counterparty with respect to the Guarantee as if Transferee was named as the Guarantor therein on the date the Guarantee was entered into.

b.	Transferee hereby agrees to be bound by the Guarantee in accordance with its terms and conditions as if Transferee had at all times been a party to the Guarantee in place of Transferor.

c.
Transferee hereby (i) makes all recitals, representations, warranties, covenants (including, for the avoidance of doubt, Sections 4.9 and 4.10 of the Guarantee) and agreements made by Transferor in, and (ii) assumes and agrees to perform all obligations, duties, and liabilities of Transferor under (including all such obligations, duties and liabilities arising prior to the Novation Date), the Guarantee as if Transferee had at all times been a party to the Guarantee as the Guarantor.

d.
Transferor and the Remaining Party each releases and discharges the other from further obligations or liabilities under or with respect to the Guarantee (to the extent arising under the Guarantee) and their respective rights against each other thereunder are cancelled.

e.	The Guarantee shall be deemed novated and constitute a guaranty and indemnity given by the Transferee to the Remaining Party on the terms set forth therein.

f.	For all purposes of the Credit Agreement and each other Loan Document that incorporates the definitions of the Credit Agreement, the “Guarantor” shall mean Transferee.

2.    Conditions to Effective Date and Novation Date; Effectiveness Under Guarantee.

a.	The Effective Date of this Agreement is subject to the receipt by the parties hereto of counterparts of this Agreement executed by Transferor, Transferee and the Remaining Party.

b.
The Novation Date of this Agreement is subject to the occurrence of the Effective Date, the consummation of the Merger Agreement, and the satisfaction (or waiver) of the following conditions precedent:

i.
Receipt by the Remaining Party of a certificate signed by the officer of Transferee certifying as to the consummation and effectiveness of the Merger Agreement and the satisfaction of the conditions to the occurrence of the Novation Date, and certifying that all approvals, consents, orders, or authorizations of, or filings or registrations with, any Governmental Authority or any third party necessary for the effectiveness of the transactions contemplated hereby, or the legality, validity, binding effect or enforceability of the Transferee’s obligations hereunder (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity), have been obtained or made;

ii.
The absence of any action or proceeding or governmental action having been instituted or threatened in writing before any court or governmental authority, or any order, judgment, or decree having been issued or proposed in writing to be issued by any court or governmental authority on the Novation Date to set aside, restrain, enjoin or prevent the transactions contemplated hereby; and

iii.
Receipt by the Remaining Party of an incumbency certificate or equivalent corporate authority of the Transferee naming the persons authorized to execute this Agreement and certifying as to such authority, and an opinion of Transferee’s counsel confirming that the Guarantee is the legal, valid and binding obligation of Transferee, enforceable against Transferee, in accordance with its terms and otherwise in form and substance reasonably acceptable to the Remaining Party (with reasonable and customary assumptions and qualifications).

3.    Representations and Warranties. By their execution hereof, Transferor and Transferee (for the purposes of this Section, each a “Novation Party”) hereby represent and warrant to the Remaining Party as follows:

a.	Each such Novation Party is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;

b.
Such Novation Party has the right, power and authority and has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Agreement in accordance with its terms; and

c.
This Agreement has been duly executed and delivered by its duly authorized officers, and constitutes the legal, valid and binding obligation of such Novation Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

4.    Miscellaneous.

a.
Acknowledgment. The Remaining Party acknowledges that Transferor will merge with Merger Sub on the Novation Date; but Transferee will not be party to such merger and, as a consequence of the occurrence of the Novation Date, Transferee will be bound by the Guarantee, so the merger of Transferor and Merger Sub will not require compliance with Section 4.6 of the Guarantee, and, to the extent compliance is required by Section 4.6 of the Guarantee because such merger is a condition precedent to the Novation Date, the Remaining Party (acting on the instructions of all of the Lenders), pursuant to Section 8.4 of the Guarantee, hereby waives Transferor’s compliance with the requirements of such Section.

b.
Governing Law; Jurisdiction. This Agreement shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof other than Section 5-1401 and 5-1402 of the New York General Obligations Law) of the State of New York. Without limiting the foregoing, the terms of Sections 9.2 to 9.4 (including the appointment by the Guarantor of an agent by the Transferee as its agent for the service of process in New York with respect to any dispute arising out of or relating to this Agreement) are hereby incorporated herein by reference, mutatis mutandis.

c.
Counterparts; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

d.
Severability. If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

e.	Loan Document. This Agreement shall constitute a “Loan Document” under and as defined in the Credit Agreement or other Loan Document that incorporates the defined terms of the Credit Agreement.

f.
Entirety. This Agreement represent the entire agreement of the parties hereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the transactions contemplated herein.

g.
Further Assurances. Each party hereto agrees to take such further actions and to execute, acknowledge and deliver all such further documents as are reasonably requested by another party for carrying out the purposes of this Agreement.

h.	Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

i.	Amendment. This Agreement may be amended or modified only by an agreement in writing executed by all Parties and expressly identified as an amendment or modification.

j.	Third Parties. The provisions of Section 1.3 of the Guarantee are hereby incorporated herein by reference, mutatis mutandis.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

TRANSFEROR:

BRISTOW GROUP INC.

By:	/s/ Brian J. Allman
Name: Brian J. Allman
Title: Senior Vice President and Chief Fiancial Officer

TRANSFEREE:

ERA GROUP INC.

By:	/s/ Christopher S. Bradshaw
Name: Christopher S. Bradshaw
Title: President & Chief Executive Officer

REMAINING PARTY:

PK AIRFINANCE S.À R.L.,
as Security Trustee

By:	/s/ Yvonne Chenery
Name: Yvonne Chenery
Title: SVP Contracts

By:	/s/ Frank Withofs
Name: Frank Withofs
Title: Treasurer, SVP Portfolio Manager

Signature Page to Conditional Novation Agreement

SCHEDULE
GUARANTEE

SCHEDULE 2
AIRCRAFT

No.	MSN	Model No.	Borrower
1.	31310	AW139	Bristow Equipment Leasing Ltd.
2.	31583	AW139	Bristow Equipment Leasing Ltd.
3.	41339	AW139	Bristow Equipment Leasing Ltd.
4.	41370	AW139	Bristow Equipment Leasing Ltd.
5.	41378	AW139	Bristow Equipment Leasing Ltd.
6.	761044	S-76D	Bristow Equipment Leasing Ltd.
7.	761045	S-76D	Bristow Equipment Leasing Ltd.
8.	761046	S-76D	Bristow Equipment Leasing Ltd.
9.	761070	S-76D	Bristow Equipment Leasing Ltd.
0.	761071	S-76D	Bristow Equipment Leasing Ltd.
1.	920011	S-92A	Bristow Equipment Leasing Ltd.
2.	920012	S-92A	Bristow Equipment Leasing Ltd.
3.	920025	S-92A	Bristow Equipment Leasing Ltd.
4.	920065	S-92A	Bristow Equipment Leasing Ltd.
5.	920066	S-92A	Bristow Equipment Leasing Ltd.
6.	920068	S-92A	Bristow Equipment Leasing Ltd.
7.	920070	S-92A	Bristow Equipment Leasing Ltd.
8.	920075	S-92A	Bristow Equipment Leasing Ltd.
9.	920082	S-92A	Bristow Equipment Leasing Ltd.
10.	920103	S-92A	Bristow Equipment Leasing Ltd.
11.	920124	S-92A	Bristow Equipment Leasing Ltd.
12.	920159	S-92A	Bristow Equipment Leasing Ltd.
13.	920221	S-92A	Bristow Equipment Leasing Ltd.
14.	920228	S-92A	Bristow Equipment Leasing Ltd.

Execution Version

CONDITIONAL NOVATION AGREEMENT

THIS CONDITIONAL NOVATION AGREEMENT, dated as of May 29, 2020 (this “Agreement”), is entered into among BRISTOW GROUP INC., a Delaware corporation (“Transferor”), ERA GROUP INC., a Delaware corporation (“Transferee”), BRISTOW AIRCRAFT LEASING LIMITED, a company limited by shares incorporated under the law of England and Wales, as the borrower (“Borrower”), LOMBARD NORTH CENTRAL PLC, in its capacity as administrative agent for the Lenders under the Credit Agreement (as hereafter defined) (“Administrative Agent”), LOMBARD NORTH CENTRAL PLC, in its capacity as security trustee for the Lenders under the Credit Agreement (as hereinafter defined) (“Security Trustee”), and LOMBARD NORTH CENTRAL PLC, as sole lender (“Sole Lender”; the Administrative Agent, Security Trustee, and Sole Lender, collectively the “Remaining Party”).

RECITALS

WHEREAS, Transferor executed and delivered to the Remaining Party that certain Guaranty, dated as of January 20, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guaranty”), which is made in respect of that certain Term Loan Credit Agreement, dated as of November 11, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrower, Administrative Agent, Security Trustee, and the financial institutions named therein as lenders (capitalized words used herein but not otherwise defined have the meaning assigned to such terms in the Guaranty);

WHEREAS, upon the consummation of that certain Agreement and Plan of Merger, dated January 23, 2020, by and among Transferee, Ruby Redux Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Transferor (the “Merger Agreement”), Transferor desires to transfer by novation to Transferee, and Transferee agrees to accept (on the terms set forth herein) the transfer by novation of all the rights and obligations of Transferor under and in respect of the Guaranty, in exchange for Transferee’s assumption of the same obligations; and

WHEREAS, the parties hereto desire to enter into this Agreement as of the date hereof (the “Effective Date”) prior to the date of the consummation of the transaction contemplated by the Merger Agreement (the “Novation Date”), in order to establish the process for and conditions under which such novations shall occur;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby irrevocably agree as follows:

1.	Novation and Transfer. With effect from and including the Novation Date:

a.
Transferor transfers by novation to Transferee, and Transferee accepts the transfer by novation of all the rights, duties and obligations of Transferor, and the Remaining Party accepts Transferee as its sole counterparty with respect the Guaranty.

b.	Transferee hereby agrees to be bound by the Guaranty in accordance with its terms and conditions as if Transferee had at all times been a party to the Guaranty in place of Transferor.

c.
Transferee hereby (i) makes all representations, warranties, covenants and agreements made by Transferor in, and (ii) assumes all obligations, duties, and liabilities of Transferor under (including all such obligations, duties and liabilities arising prior to the Novation Date) the Guaranty as if Transferee had at all times been a party to the Guaranty.

d.
Transferor and the Remaining Party each releases and discharges the other from further obligations or liabilities under or with respect to the Guaranty (to the extent arising under the Guaranty) and their respective rights against each other thereunder are cancelled.

e.	For all purposes of the Credit Agreement and the other Loan Documents, the “Guarantor” shall mean Transferee.

2.	Conditions to Effective Date and Novation Date; Effectiveness Under Guaranty.

a.	The Effective Date of this Agreement is subject to the receipt by the parties hereto of counterparts of this Agreement executed by Transferor, Transferee and the Remaining Party.

b.
The Novation Date of this Agreement is subject to the occurrence of the Effective Date, the consummation of the Merger Agreement, and the satisfaction (or waiver) of the following conditions precedent:

i.	Receipt by the Administrative Agent of a certificate signed by the officer of Transferee certifying as to the consummation and effectiveness of the Merger Agreement; and

ii.
Receipt by the Administrative Agent of an opinion of Transferee’s counsel confirming that the Guaranty is the legal, valid and binding obligation of Transferee, enforceable against Transferee in accordance with its terms and otherwise in form and substance reasonably acceptable to the Remaining Party (with reasonable and customary assumptions and qualifications).

3.	Representations and Warranties.

a.
By its execution hereof, each of Transferor, Transferee, Borrower, Administrative Agent, Security Trustee and Sole Lender (for the purposes of this Section, each a “Novation Party”) hereby represents and warrants to the other parties hereto, on the Effective Date and Novation Date, as follows:

i.	Each such Novation Party is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;

ii.
Such Novation Party has the right, power and authority and has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Agreement in accordance with its terms; and

iii.
This Agreement has been duly executed and delivered by its duly authorized officer, and constitutes the legal, valid and binding obligation of such Novation Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

2

b.
By its execution hereof, the Administrative Agent represents and warrants to Transferor and Transferee, on the Effective Date and Novation Date, that Lender is the sole Lender under the Credit Agreement and no additional Lender consent is required to amend the Credit Agreement, to release Transferor under the Guaranty, to novate the Guaranty to Transferee, or to take any other action contemplated by this Agreement.

4.	Miscellaneous.

a.
Acknowledgment.  Each Remaining Party acknowledges that Transferor will merge with Merger Sub on the Novation Date; but Transferee will not be party to such merger and, as a consequence of the occurrence of the Novation Date, Transferee will be bound by the Guaranty, so the merger of Transferor and Merger Sub will not require compliance with Section 10 of the Guaranty, and, to the extent compliance is required by Section 10 of the Guaranty because such merger is a condition precedent to the Novation Date, the applicable Remaining Party hereby confirms Transferor's compliance with the requirements of such Section.

b.
Governing Law; Jurisdiction.  This Agreement shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof other than Section 5-1401 and 5-1402 of the New York General Obligations Law) of the State of New York.  Without limiting the foregoing, the terms of Sections 9.2 and 9.3 of the Guaranty shall be incorporated herein by reference, mutatis mutandis.

c.
Counterparts; Electronic Execution.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

d.
Severability.  If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

e.	Loan Document. This Agreement shall constitute a “Loan Document” under and as defined in the Credit Agreement.

f.
Entirety.  This Agreement represents the entire agreement of the parties hereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the transactions contemplated herein.

g.
Further Assurances.  Each party hereto agrees to take such further actions and to execute, acknowledge and deliver all such further documents as are reasonably requested by another party for carrying out the purposes of this Agreement.

h.	Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

i.	Amendment. This Agreement may be amended or modified only by an agreement in writing executed by all Parties and expressly identified as an amendment or modification.

3

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

TRANSFEROR:

BRISTOW GROUP INC.

By:	/s/ Geoffrey L. Carpenter
Name: Geoffrey L. Carpenter
Title: Vice President and Treasurer

BORROWER:

BRISTOW AIRCRAFT LEASING LIMITED
as BORROWER

By:	/s/ Geoffrey L. Carpenter
Name: Geoffrey L. Carpenter
Title: Manager

Signature Page to Conditional Novation Agreement – Lombard (BALL)

TRANSFEREE:

ERA GROUP INC.

By:	/s/ Chris Bradshaw
Name: Chris Bradshaw
Title: President & CEO

Signature Page to Conditional Novation Agreement – Lombard (BALL)

REMAINING PARTY:

LOMBARD NORTH CENTRAL PLC,
as SECURITY TRUSTEE

By:	/s/ Richard Waters
Name: Richard Waters
Title: Attorney

LOMBARD NORTH CENTRAL PLC,
as ADMINISTRATIVE AGENT

By:	/s/ Richard Waters
Name: Richard Waters
Title: Attorney

LOMBARD NORTH CENTRAL PLC,
as SOLE LENDER

By:	/s/ Richard Waters
Name: Richard Waters
Title: Attorney

Signature Page to Conditional Novation Agreement – Lombard (BALL)

Execution Version

CONDITIONAL NOVATION AGREEMENT

THIS CONDITIONAL NOVATION AGREEMENT, dated as of May 29, 2020 (this “Agreement”), is entered into among BRISTOW GROUP INC., a Delaware corporation (“Transferor”), ERA GROUP INC., a Delaware corporation (“Transferee”), BRISTOW U.S. LEASING LLC, a Delaware limited liability company (“Borrower”), LOMBARD NORTH CENTRAL PLC, in its capacity as administrative agent for the Lenders under the Credit Agreement (as hereafter defined) (“Administrative Agent”), LOMBARD NORTH CENTRAL PLC, in its capacity as security trustee  for the Lenders under the Credit Agreement (as hereinafter defined) (“Security Trustee”), and LOMBARD NORTH CENTRAL PLC, as sole lender (“Sole Lender”; the Administrative Agent, Security Trustee, and Sole Lender, collectively the “Remaining Party”).

RECITALS

WHEREAS, Transferor executed and delivered to the Remaining Party that certain Guaranty, dated as of December 19, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guaranty”), which is made in respect of that certain Term Loan Credit Agreement, dated as of November 11, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrower, Administrative Agent, Security Trustee, and the financial institutions named therein as lenders (capitalized words used herein but not otherwise defined have the meaning assigned to such terms in the Guaranty);

WHEREAS, upon the consummation of that certain Agreement and Plan of Merger, dated January 23, 2020, by and among Transferee, Ruby Redux Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Transferor (the “Merger Agreement”), Transferor desires to transfer by novation to Transferee, and Transferee agrees to accept (on the terms set forth herein) the transfer by novation of all the rights and obligations of Transferor under and in respect of the Guaranty, in exchange for Transferee’s assumption of the same obligations; and

WHEREAS, the parties hereto desire to enter into this Agreement as of the date hereof (the “Effective Date”) prior to the date of the consummation of the transaction contemplated by the Merger Agreement (the “Novation Date”), in order to establish the process for and conditions under which such novations shall occur;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby irrevocably agree as follows:

1.	Novation and Transfer. With effect from and including the Novation Date:

a.
Transferor transfers by novation to Transferee, and Transferee accepts the transfer by novation of all the rights, duties and obligations of Transferor, and the Remaining Party accepts Transferee as its sole counterparty with respect the Guaranty.

b.	Transferee hereby agrees to be bound by the Guaranty in accordance with its terms and conditions as if Transferee had at all times been a party to the Guaranty in place of Transferor.

c.
Transferee hereby (i) makes all representations, warranties, covenants and agreements made by Transferor in, and (ii) assumes all obligations, duties, and liabilities of Transferor under (including all such obligations, duties and liabilities arising prior to the Novation Date) the Guaranty as if Transferee had at all times been a party to the Guaranty.

d.
Transferor and the Remaining Party each releases and discharges the other from further obligations or liabilities under or with respect to the Guaranty (to the extent arising under the Guaranty) and their respective rights against each other thereunder are cancelled.

e.	For all purposes of the Credit Agreement and the other Loan Documents, the “Guarantor” shall mean Transferee.

2.	Conditions to Effective Date and Novation Date; Effectiveness Under Guaranty.

a.	The Effective Date of this Agreement is subject to the receipt by the parties hereto of counterparts of this Agreement executed by Transferor, Transferee and the Remaining Party.

b.
The Novation Date of this Agreement is subject to the occurrence of the Effective Date, the consummation of the Merger Agreement, and the satisfaction (or waiver) of the following conditions precedent:

i.	Receipt by the Administrative Agent of a certificate signed by the officer of Transferee certifying as to the consummation and effectiveness of the Merger Agreement; and

ii.
Receipt by the Administrative Agent of an opinion of Transferee’s counsel confirming that the Guaranty is the legal, valid and binding obligation of Transferee, enforceable against Transferee in accordance with its terms and otherwise in form and substance reasonably acceptable to the Remaining Party (with reasonable and customary assumptions and qualifications).

3.	Representations and Warranties.

a.
By its execution hereof, each of Transferor, Transferee, Borrower, Administrative Agent, Security Trustee and Sole Lender (for the purposes of this Section, each a “Novation Party”) hereby represents and warrants to the other parties hereto, on the Effective Date and Novation Date, as follows:

i.	Each such Novation Party is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;

ii.
Such Novation Party has the right, power and authority and has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Agreement in accordance with its terms; and

iii.
This Agreement has been duly executed and delivered by its duly authorized officer, and constitutes the legal, valid and binding obligation of such Novation Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

2

b.
By its execution hereof, the Administrative Agent represents and warrants to Transferor and Transferee, on the Effective Date and Novation Date, that Lender is the sole Lender under the Credit Agreement and no additional Lender consent is required to amend the Credit Agreement, to release Transferor under the Guaranty, to novate the Guaranty to Transferee, or to take any other action contemplated by this Agreement.

4.	Miscellaneous.

a.
Acknowledgment.  Each Remaining Party acknowledges that Transferor will merge with Merger Sub on the Novation Date; but Transferee will not be party to such merger and, as a consequence of the occurrence of the Novation Date, Transferee will be bound by the Guaranty, so the merger of Transferor and Merger Sub will not require compliance with Section 10 of the Guaranty, and, to the extent compliance is required by Section 10 of the Guaranty because such merger is a condition precedent to the Novation Date, the applicable Remaining Party hereby confirms Transferor's compliance with the requirements of such Section.

b.
Governing Law; Jurisdiction.  This Agreement shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof other than Section 5-1401 and 5-1402 of the New York General Obligations Law) of the State of New York.  Without limiting the foregoing, the terms of Sections 9.2 and 9.3 of the Guaranty shall be incorporated herein by reference, mutatis mutandis.

c.
Counterparts; Electronic Execution.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

d.
Severability.  If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

e.	Loan Document. This Agreement shall constitute a “Loan Document” under and as defined in the Credit Agreement.

f.
Entirety.  This Agreement represents the entire agreement of the parties hereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the transactions contemplated herein.

g.
Further Assurances.  Each party hereto agrees to take such further actions and to execute, acknowledge and deliver all such further documents as are reasonably requested by another party for carrying out the purposes of this Agreement.

h.	Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

i.	Amendment. This Agreement may be amended or modified only by an agreement in writing executed by all Parties and expressly identified as an amendment or modification.

3

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

TRANSFEROR:

BRISTOW GROUP INC.

By:	/s/ Geoffrey L. Carpenter
Name: Geoffrey L. Carpenter
Title: Vice President and Treasurer

BORROWER:

BRISTOW U.S. LEASING LLC
as BORROWER

By:	/s/ Geoffrey L. Carpenter
Name: Geoffrey L. Carpenter
Title: Manager

Signature Page to Conditional Novation Agreement – Lombard (BULL)

TRANSFEREE:

ERA GROUP INC.

By:	/s/ Chris Bradshaw
Name: Chris Bradshaw
Title: President & CEO

Signature Page to Conditional Novation Agreement – Lombard (BULL)

REMAINING PARTY:

LOMBARD NORTH CENTRAL PLC,
as SECURITY TRUSTEE

By:	/s/ Richard Waters
Name: Richard Waters
Title: Attorney

LOMBARD NORTH CENTRAL PLC,
as ADMINISTRATIVE AGENT

By:	/s/ Richard Waters
Name: Richard Waters
Title: Attorney

LOMBARD NORTH CENTRAL PLC,
as SOLE LENDER

By:	/s/ Richard Waters
Name: Richard Waters
Title: Attorney

Signature Page to Conditional Novation Agreement – Lombard (BULL)

Execution Version

CONDITIONAL NOVATION AND AMENDMENT AGREEMENT

THIS CONDITIONAL NOVATION AND AMENDMENT AGREEMENT, dated as of June 10, 2020 (this “Agreement”), is entered into among BRISTOW GROUP INC., a Delaware corporation (“Transferor”), ERA GROUP INC., a Delaware corporation (“Transferee”), BRISTOW U.S. LLC, a Louisiana limited liability company, as borrower (“Borrower”), MACQUARIE BANK LIMITED, in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), MACQUARIE BANK LIMITED, in its capacity as the security agent for the Lenders (in such capacity, the “Security Agent”), and MACQUARIE LEASING LLC, as sole Lender (“MCQ Leasing”) (each of MCQ Leasing, Administrative Agent and Security Agent, a “Remaining Party” and collectively, the “Remaining Parties”).

RECITALS

WHEREAS, Transferor executed and delivered to the Remaining Parties and all other Lenders from time to time party to the Credit Agreement (as hereafter defined) that certain Parent Guaranty, dated as of March 7, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including by the Omnibus Amendment dated as of October 31, 2019, the “Guaranty”), which is made in respect of that certain Term Loan Credit Agreement, dated as of February 1, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including by the First Amendment to Term Loan Credit Agreement dated as of March 7, 2017, the Second Amendment to Term Loan Credit Agreement and Limited Waiver dated as of August 14, 2018 and the Omnibus Amendment dated as of October 31, 2019, the “Existing Credit Agreement”, as amended hereby the “Amended Credit Agreement”), among Borrower, Administrative Agent, Security Agent, and the lenders from time to time party thereto (capitalized words used herein but not otherwise defined have the meaning assigned to such terms (whether by reference to another document or otherwise) in the Guaranty);

WHEREAS, Borrower, Administrative Agent and Security Agent entered into that certain Insurance Supplemental Agreement, dated as of February 1, 2017 (as amended, restated, supplemented, replaced or otherwise modified from time to time, the “Existing Insurance Supplemental Agreement”, as amended hereby, the “Amended Insurance Supplemental Agreement”);

WHEREAS, Borrower, Administrative Agent, and Security Agent entered into that certain Maintenance, Operations, and Assignment Supplemental Agreement, dated as of February 1, 2017 (as amended, restated supplemented, replaced or otherwise modified from time to time, including by the Omnibus Amendment dated as of October 31, 2019, the “Existing Maintenance Supplemental Agreement”, as amended hereby, the “Amended Maintenance Supplemental Agreement”; and, together with the Amended Credit Agreement and Amended Insurance Supplemental Agreement, the “Amended Loan Documents”);

WHEREAS, upon the consummation of that certain Agreement and Plan of Merger, dated January 23, 2020, by and among Transferee, Ruby Redux Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Transferor (the “Merger Agreement”), (1) Transferor desires to transfer by novation to Transferee, and Transferee agrees to accept (on the terms set forth herein) the transfer by novation of all the rights and obligations of Transferor under and in respect of the Guaranty, in exchange for Transferee’s assumption of the same obligations and (2) Transferee and the Remaining Parties desire to amend the Existing Credit Agreement, the Existing Insurance Supplemental Agreement, and the Existing Maintenance Supplemental Agreement as more fully described on Schedule 1; and

WHEREAS, the parties hereto desire to enter into this Agreement as of the date hereof (the “Effective Date”) prior to the date of the consummation of the transaction contemplated by the Merger Agreement (such date, as confirmed by written notice to the Remaining Parties in the form set forth in Schedule 2 hereto, the “Novation Date”), in order to establish the process for and conditions under which such novations and amendments shall occur;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby irrevocably agree as follows:

1.	Novation and Transfer. With effect from and including the Novation Date:

a.
Transferor releases each Remaining Party from all duties and obligations to Transferor, regardless of whether such rights, duties, liabilities or obligations occurred or existed prior to, or occur or exist after, the Novation Date, and the Transferor accepts that it has no further rights with respect to the Guaranty against each such Remaining Party.

b.
Each Remaining Party releases the Transferor from the Transferor’s obligations, duties and liabilities to the Remaining Parties under the Guaranty and each Remaining Party agrees that it has no further rights against the Transferor under the Guaranty.

c.
Transferee hereby assumes all obligations, duties, and liabilities of Transferor under (including all such obligations, duties and liabilities arising prior to the Novation Date) the Guaranty as if Transferee had at all times been a party to the Guaranty.

d.
Each Remaining Party accepts the assumption by the Transferee of the obligations and liabilities under or with respect to the Guaranty (to the extent arising under the Guaranty) and each Remaining Party acknowledges that its obligations, duties and liabilities under or with respect to the Guaranty are owed to the Transferee.

e.
Each Remaining Party agrees not to assert against the Transferee any claim occurring prior to the Novation Date which it may have or have had against the Transferor under the Guaranty prior to the Novation Date.

2.
Amendments.  With effect from and including the Novation Date, the Transferee, the Borrower and the Remaining Parties hereby agree to amend each of the Existing Credit Agreement, the Existing Insurance Supplemental Agreement and the Existing Maintenance Supplemental Agreement as set forth in Schedule 1 attached hereto.

3.	Conditions to Effective Date and Novation Date; Effectiveness Under Guaranty.

a.	The Effective Date of this Agreement is subject to the receipt by the parties hereto of counterparts of this Agreement executed by Transferor, Transferee and each Remaining Party.

b.
The novation, transfer and amendments set out in Sections 1 and 2 above are subject to the occurrence of the Effective Date, the consummation of the Merger Agreement, and the satisfaction (or waiver) of the following conditions precedent:

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i.
Receipt by the Administrative Agent of a certificate signed by an officer of Transferee certifying (1) as to the consummation and effectiveness of the Merger Agreement pursuant to the terms thereof,  and (2) that the terms of the Merger Agreement on the Novation Date relating to the ownership structure of each of the Transferee and the Merger Sub are the same as those filed by Transferee with the United States Securities and Exchange Commission (the “SEC”) on January 23, 2020 (the “filing date”), except that, to the extent that any terms of the Merger Agreement on the Novation Date that differ from those filed by Transferee with the SEC on the filing date, such differences not to include any terms specified in clause (2) above, such changes do not affect the ownership of Transferor, Transferee or Borrower and are not otherwise materially adverse to the interests of the Remaining Parties as compared to those filed by Transferee with the SEC on the filing date; and

ii.
Receipt by the Administrative Agent of an opinion of Transferee’s counsel confirming that the Guaranty is the legal, valid and binding obligation of Transferee substantially in the form provided to the Remaining Parties prior to the Effective Date or otherwise in form and substance reasonably acceptable to the Remaining Parties (with reasonable and customary assumptions, exceptions and qualifications).

4.	Representations and Warranties.

a.  To induce the Remaining Parties to enter into this Agreement, each of Transferor, Transferee and Borrower (for the purposes of this Section, each a “Bristow Party”) hereby represents and warrants to the Remaining Parties as follows:

i.	Each such Bristow Party is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;

ii.
Such Bristow Party has the right, power and authority and has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Agreement in accordance with its terms;

iii.
The execution, delivery and performance by such Bristow Party of this Agreement (1) do not require any consent or approval or, registration or filing with, or any action by, any Governmental Authority, (2) will not violate any Requirements of Law applicable to such Bristow Party or any judgment, order or ruling of any Governmental Authority, (3) will not violate or result in a default under any indenture, material agreement or other material instrument binding on such Bristow Party or any of its assets or give rise to a right thereunder to require any payment to be made by such Bristow Party, and (4) will not result in the creation or imposition of any Lien on any asset of such Bristow Party prohibited under the Loan Documents;

iv.
After giving effect to this Agreement, the representations and warranties contained in the Loan Documents are true and correct in all material respects (or, in the case of any such representation or warranty under the Loan Documents already qualified as to materiality, in all respects), except to the extent that such representations and warranties specifically refer to an earlier date (for the avoidance of doubt, any information heretofore delivered to a Remaining Party specifically describing the business, properties or affairs of the Transferor and as to which any representation or warranty was made in the Loan Documents shall not be deemed to be information describing the business, properties or affairs of the Transferee), and no Default or Event of Default has occurred and is continuing as of the date hereof; and

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v.
This Agreement has been duly executed and delivered by its duly authorized officer, and constitutes the legal, valid and binding obligation of such Bristow Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

b.
By its execution hereof, the Administrative Agent represents and warrants to Transferor and Transferee that MCQ Leasing is the [sole] Lender under the Existing Credit Agreement and no additional Lender consent is required to amend the Existing Credit Agreement, the Existing Insurance Supplemental Agreement and the Existing Maintenance Supplemental Agreement, to release Transferor under the Guaranty, to novate the Guaranty to Transferee, or to take any other action contemplated by this Agreement.

5.
Effect of Amendment.  Except as set forth expressly herein, all terms of the Existing Credit Agreement, the Existing Insurance Supplemental Agreement, the Existing Maintenance Supplemental Agreement and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the parties thereto.  The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, (i) operate as a waiver of any right, power or remedy of the Lenders under the Existing Credit Agreement, the Existing Insurance Supplemental Agreement, the Existing Maintenance Supplemental Agreement or any other Loan Document or (ii) constitute a waiver of any provision of the Amended Loan Documents.

6.
Costs and Expenses.  The Borrower agrees to pay on demand all reasonable, out-of-pocket costs and expenses of the Administrative Agent, Security Agent and Lenders in connection with the preparation, execution and delivery of this Agreement, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of outside counsel with respect thereto.

7.	Miscellaneous.

a.
Governing Law; Jurisdiction.  This Agreement shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof other than Section 5-1401 and 5-1402 of the New York General Obligations Law) of the State of New York.  Without limiting the foregoing, the terms of Section 11 of the Guaranty shall be incorporated herein by reference, mutatis mutandis.

b.
Counterparts; Electronic Execution.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

c.
Severability.  If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

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d.	Loan Document. Upon its effectiveness pursuant to the terms hereof, this Agreement shall constitute a “Loan Document” for all purposes of the Amended Loan Documents.

e.
Entirety.  This Agreement represents the entire agreement of the parties hereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the transactions contemplated herein.

f.
Further Assurances.  Each party hereto agrees to take such further actions and to execute, acknowledge and deliver all such further documents as are reasonably requested by another party for carrying out the purposes of this Agreement.

g.	Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

h.	Amendment. This Agreement may be amended or modified only by an agreement in writing executed by all Parties and expressly identified as an amendment or modification.

[Remainder of page intentionally blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

TRANSFEROR:

BRISTOW GROUP INC.

By:	/s/ Geoffrey L. Carpenter
Name: Geoffrey L. Carpenter
Title: Vice President and Treasurer

BORROWER:

BRISTOW U.S. LLC,
as Borrower

By:	/s/ Geoffrey L. Carpenter
Name: Geoffrey L. Carpenter
Title: Manager

Signature Page to Conditional Novation and Amendment Agreement

TRANSFEREE:

ERA GROUP INC.

By:	/s/ Chris Bradshaw
Name: Chris Bradshaw
Title: President & CEO

Signature Page to Conditional Novation and Amendment Agreement

REMAINING PARTIES:

MACQUARIE BANK LIMITED,
as Security Agent

By:	/s/ Peter Burton
Name: Peter Burton
Title: Attorney

By:	/s/ Matthew Chapman
Name: Matthew Chapman
Title: Attorney

MACQUARIE BANK LIMITED,
as Administrative Agent

By:	/s/ Peter Burton
Name: Peter Burton
Title: Attorney

By:	/s/ Matthew Chapman
Name: Matthew Chapman
Title: Attorney

MACQUARIE LEASING LLC,
as sole Lender

By:	/s/ Sarah Johnston
Name: Sarah Johnston
Title: Attorney

By:	/s/ Greg Allen A’slinger
Name: Greg Allen A’slinger
Title: Attorney

Signature Page to Conditional Novation and Amendment Agreement

SCHEDULE 1

AMENDMENTS TO EXISTING CREDIT AGREEMENT

The following amendments will be made to the Existing Credit Agreement on the Novation Date:

SECTION REF.	DESCRIPTION	AMENDED PROVISION
Existing Credit Agreement - Section 1.1	Definition of “Guarantor” shall be deleted and replaced with the following:	“Guarantor” shall mean Bristow Group Inc. (formerly known as Era Group Inc.)
Existing Credit Agreement - Section 1.1	The following definition of “Intermediate Owner” shall be added in the appropriate place alphabetically:	“Intermediate Owner” shall mean Bristow Holdings U.S. Inc. (formerly known as Bristow Group Inc.)
Existing Credit Agreement - Section 1.1	Definition of “Loan Party” shall be deleted and replaced with the following:	“Loan Party” shall mean, collectively or individually, the Borrower, the Intermediate Owner and the Guarantor, as the context requires.
Existing Credit Agreement - Section 1.1	Definition of “Material Adverse Effect” shall be deleted and replaced with the following:
“Material Adverse Effect” shall mean, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singularly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences whether or not related, (i) a material adverse change in, or a material adverse effect on the business, assets, liabilities (actual or contingent), operations, or condition (financial or otherwise) of the Guarantor and its Subsidiaries, taken as a whole, or the Intermediate Owner and its Subsidiaries, taken as a whole, or (ii) a material impairment on the ability of the Borrower or of the Guarantor, to perform any of their respective material obligations under the Loan Documents or consummate the transactions described herein.

Existing Credit Agreement - Section 1.1	Definition of “Parent Guaranty” shall be deleted and replaced with the following:
“Parent Guaranty” means the Guaranty Agreement dated the Funding Date and otherwise amended and novated following the Funding Date, by the Guarantor in favor of the Lenders, the Security Agent and the Administrative Agent.

Existing Credit Agreement - Section 1.1	Definition of “Relevant Default” shall be deleted and replaced with the following:
“Relevant Default” means (i) a Default by the Borrower in respect of any payment obligation hereunder or (ii) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (A) liquidation, reorganization or other relief in respect of the Borrower, Intermediate Owner or the Guarantor or its debts, or any substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or (B) the appointment of a custodian, trustee, receiver, liquidator or other similar official for the Borrower, the Intermediate Owner or the Guarantor or for a substantial part of its assets.

Existing Credit Agreement - Section 8.1	Subsection (g) shall be deleted and replaced by the following:
(g) the Borrower, the Intermediate Owner or the Guarantor (whether as primary obligor or as guarantor or other surety) shall fail to make payments when due on any Indebtedness which individually or in the aggregate the principal amount thereof exceeds $50,000,000, or breach of any covenant contained in any agreement relating to such Indebtedness causing or permitting the acceleration of such Indebtedness after the giving of notice and the expiration of any applicable grace period;

Schedule 1

SECTION REF.	DESCRIPTION	AMENDED PROVISION
Existing Credit Agreement - Section 8.1	Subsection (i) shall be deleted and replaced by the following:
(i) Borrower, the Intermediate Owner or the Guarantor shall (i) commence a voluntary case or other proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a custodian, trustee, receiver, liquidator or other similar official of it or any substantial part of its property, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (i) of this Section 8.1(i), (iii) apply for or consent to the appointment of a custodian, trustee, receiver, liquidator or other similar official for the Borrower, the Intermediate Owner or the Guarantor or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, or (vi) take any board action for the purpose of effecting any of the foregoing;

Existing Credit Agreement - Section 8.1	Subsection (j) shall be deleted and replaced by the following:
(j) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower, the Intermediate Owner or the Guarantor or its debts, or any substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or (ii) the appointment of a custodian, trustee, receiver, liquidator or other similar official for the Borrower, the Intermediate Owner or the Guarantor or for a substantial part of its assets, and in any such case, such proceeding or petition shall remain undismissed for a period of 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

Existing Credit Agreement - Section 8.1	Subsection (k) shall be deleted and replaced by the following:	(k) the Borrower, the Intermediate Owner or the Guarantor shall become unable to pay, shall admit in writing its inability to pay, or shall fail to pay generally, its debts as they become due;
Existing Credit Agreement - Section 8.1	Subsection (m) shall be deleted and replaced by the following:
(m) any final judgment or order for the payment of money in excess of $50,000,000 (but excluding any portion thereof that is subject to insurance coverage within applicable policy limits and where the insurer has not denied or contested coverage) is rendered against the Borrower, the Intermediate Owner or the Guarantor, which judgments, orders, fines, penalties, awards or impositions remain in effect for 30 days without being satisfied, discharged, stayed, deferred, or vacated;

Schedule 1

AMENDMENT TO EXISTING INSURANCE SUPPLEMENTAL AGREEMENT

The following amendment will be made to the Existing Insurance Supplemental Agreement on the Novation Date:

SECTION REF.	DESCRIPTION	AMENDED PROVISION
Existing Insurance Supplemental Agreement – Clause (f)	Existing Insurance Supplemental Agreement - Clause (f) shall be deleted and replaced by the following:
Self-Insurance.  The Borrower (or any of its Affiliates, on its behalf) may self-insure (by deductible, premium adjustment, or risk retention arrangement of any kind) the insurance required to be maintained hereunder pursuant to the Guarantor’s global aviation placement, subject to an aggregate limit of $5,000,000.00.  For the avoidance of doubt, the term “Guarantor’s global aviation placement” set forth in this clause (f) of the Insurance Supplemental Agreement shall include Guarantor’s global aviation placement and/or Intermediate Owner’s global aviation placement, whether separate or combined, applicable to the Aircraft.  The Borrower agrees to give the Security Agent prompt notice of any damage to or loss of, the Aircraft, or any part thereof.

Schedule 1

AMENDMENT TO EXISTING MAINTENANCE SUPPLEMENTAL AGREEMENT

The following amendment will be made to the Existing Maintenance Supplemental Agreement on the Novation Date:

SECTION REF.	DESCRIPTION	AMENDED PROVISION
Existing Maintenance Supplemental Agreement – Section 2(l)	The following Amended Provision shall be added after the last sentence in Section 2(l), as a new paragraph:
The Borrower, or any successor or assign, covenants that if a new or modified Maintenance Program Agreement is entered into in order to combine the aircraft fleets of Intermediate Owner and Parent, upon request by the Administrative Agent and to the extent not prohibited by a confidentiality agreement, Borrower shall (or shall cause its Affiliate to) promptly provide to the Administrative Agent summaries of the Maintenance Program Agreement; provided, that the Administrative Agent acknowledges that (i) a Maintenance Provider may require that the Administrative Agent and other relevant Finance Parties enter into a non-disclosure agreement as a condition to the Administrative Agreement and other relevant Finance Parties receiving a copy of the related Maintenance Program Agreement, (ii) a Maintenance Provider may require that certain provisions of the related Maintenance Program Agreement be redacted, and (iii) a Maintenance Provider may refuse to permit Borrower (or Borrower’s Affiliate) to disclose to the Administrative Agent and other relevant Finance Parties the related Maintenance Program Agreement; and provided, further, however that Borrower may redact certain provisions of the related Maintenance Program Agreement which Borrower reasonably considers confidential as it relates to certain business or economic terms and conditions or as it relates to aircraft other than the Aircraft, notwithstanding that the relevant Maintenance Provider has not required redaction of such provisions.  Notwithstanding anything to the contrary contained herein, provided that Borrower has used commercially reasonable efforts to comply with its obligations under this Section 2(l), the failure by Borrower to provide the Administrative Agent and other relevant Finance Parties with summaries of a Maintenance Program Agreement shall not constitute a Default or an Event of Default.  Each of the Administrative Agent and Borrower agrees (and shall cause its Affiliate to) comply with the terms of and provisions of the Maintenance Program Agreement in regard to any owner and operator side letters, acknowledgments or consents required to be provided by the parties to the Maintenance Provider in respect of the Maintenance Program Agreement and to provide signed copies of any such owner and operator side letters, acknowledgements or consents to the other party as were provided at the time of the initial closing on this Loan Agreement.

Schedule 1

SCHEDULE 2

FORM OF CONFIRMATION OF NOVATION DATE

[___], 2020

Macquarie Bank Limited
Level 5, 50 Martin Place
Sydney NSW 2000
Australia
Attention:     Jonathan Watkinson, Peter Burton
E-mail:  jonathan.watkinson@macquarie.com, peter.burton@macquarie.aero

Macquarie Leasing LLC
Two Embarcadero Center
Suite #200
San Francisco, CA 94111
Attention:      John Petkovic, Sarah Johnston
E-mail: john.petkovic@macquarie.aero, sarah.johnston@macquarie.aero

Re:	Confirmation of Novation Date

Ladies & Gentlemen:

Reference is hereby made to the Conditional Novation and Amendment Agreement dated as of [___], 2020 by and among Transferor, as transferor, Transferee, as transferee, Borrower, as borrower, Macquarie Bank Limited, as administrative agent, Macquarie Bank Limited, as security agent and Macquarie Leasing LLC, as lender (the "Conditional Novation") pertaining to the novation and amendment of each of the Existing Credit Agreement, the Existing Insurance Supplemental Agreement and the Existing Maintenance Supplemental Agreement (each as defined in the Conditional Novation).  Any and all initially capitalized terms used herein shall have the meanings ascribed thereto in the Conditional Novation, unless specifically defined herein.

In accordance with the Conditional Novation, the undersigned hereby confirm that the transaction contemplated by the Merger Agreement has occurred today, ____________, 2020, which such date shall be the “Novation Date” for all purposes of the Conditional Novation.

[SIGNATURE PAGE FOLLOWS]

Schedule 2

Sincerely,

BRISTOW HOLDINGS U.S. INC.,
f/k/a Bristow Group Inc.

By:
Name:
Title:

BRISTOW GROUP INC.,
f/k/a Era Group Inc.

By:
Name:
Title:

BRISTOW U.S. LLC,
as Borrower

By:
Name:
Title:

Schedule 2